UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2021

ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 1, 2021, Arcutis Biotherapeutics, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-252612) (the “Registration Statement”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to an underwritten public offering of its common stock, par value $0.0001 per share (“Common Stock”). The Company included the following disclosure under the heading “Prospectus Supplement Summary—Recent Developments—Preliminary Financial Information” in the Preliminary Prospectus Supplement:
“While we have not finalized our full financial results for the year ended December 31, 2020, we expect to report that we had approximately $286.0 million of cash, cash equivalents, restricted cash and marketable securities as of December 31, 2020. This amount is preliminary, has not been audited and is subject to change pending completion of our unaudited financial statements for the quarter and year ended December 31, 2020. Additional information and disclosures would be required for a more complete understanding of our financial position and results of operations as of December 31, 2020.
Our independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. It is possible that we or Ernst & Young LLP may identify items that require us to make adjustments to the financial information set forth above. We expect to complete our audited consolidated financial statements for the year ended December 31, 2020 subsequent to the completion of this offering. Accordingly, undue reliance should not be placed on this preliminary estimate.”
The Company is furnishing the information contained in Item 2.02 of this report pursuant to Item 2.02 of Form 8-K promulgated by the SEC. Such information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in Item 2.02 of this report.
Item 8.01.    Other Events.
On February 2, 2021, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Cowen and Company, LLC and Guggenheim Securities, LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the underwritten public offering by the Company of 5,500,000 shares of the Company’s Common Stock (the “Shares), at a public offering price per share of $35.00 (the “Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable within 30 days from the date of the Underwriting Agreement, to purchase up to 825,000 additional shares of the Company’s Common Stock (the “Option Shares”). The Shares were delivered against payment therefor on February 5, 2021.
The Company estimates that the net proceeds from the Offering were approximately $180.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, and assuming no exercise of the Underwriters’ option to purchase the Option Shares. The Company currently intends to use the net proceeds from the Offering together with its existing cash, cash equivalents, restricted cash, and marketable securities, to fund the continued development of its multiple programs, including its ARQ-151, ARQ-154, ARQ-252 and ARQ-255 programs, filing of the NDA for ARQ-151 in psoriasis, approval and commercial launch for ARQ-151 in psoriasis, and the remainder for working capital and other general corporate purposes, including hiring of additional personnel and the costs of operating as a public company.

The Offering was made pursuant to the Registration Statement, a prospectus included in the Registration Statement, the Preliminary Prospectus Supplement and a final prospectus supplement, which was filed with the SEC on February 4, 2021.
The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete statement of the rights and obligations of the parties under the Underwriting Agreement and the transactions contemplated thereby, and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the issuance and sale of the shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated February 2, 2021, by and among Arcutis Biotherapeutics, Inc. and Morgan Stanley & Co. LLC, Cowen and Company, LLC and Guggenheim Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date: February 5, 2021	By:	/s/ John W. Smither
John W. Smither
Chief Financial Officer